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                                                                   Exhibit 10(a)


                      THE BRUNSWICK BANK AND TRUST COMPANY
                    NON-QUALIFIED DEFERRED COMPENSATION PLAN
                               ADOPTION AGREEMENT


(1)    EMPLOYER INFORMATION

       A. The name of the Plan is the Brunswick Bank and Trust Company Non-Qualified Deferred Compensation Plan

       B.     The name and address of the employer sponsoring the Plan is:

                              Brunswick Bancorp and
                Brunswick Bank and Trust Company ("The Company")
                                    PO Box 29
                             New Brunswick, NJ 08903

       C. The first day of the twelve month period for which the Company pays taxes is January 1, 2000

(2)    PLAN INFORMATION

       A.     The effective date of the Plan is January 1, 2000

       B.     The Plan year ends December 31st

(3)    ELIGIBLE EMPLOYEES

       Those key employees of the Company selected by the Compensation Committee of the Board of Directors, specifically, Carmen J. Gumina, at the date of adoption and key employees, if any, subsequently designated.

(4)    CONTRIBUTIONS

       Discretionary Incentive Contributions

       The Company may make Discretionary Incentive Contributions in any amounts the Company's Compensation Committee of the Board of Directors shall designate.

       The Company currently intends to make Discretionary Incentive Contributions for Carmen J. Gumina as follows:
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
                Plan Year Ended                    Amount
                ---------------                    ------
                December 31, 2000                  $120,000
                December 31, 2001                  $120,000
                December 31, 2002                  $120,000
                December 31, 2003                  $120,000
                December 31, 2004                  $120,000

These contributions will be subject to the vesting schedule selected as designated in Section 5 below. Vesting schedules for subsequent Discretionary Incentive Contributions shall be determined at the time designated by the Compensation committee of the Board of Directors.

(5)    VESTING OF DISCRETIONARY INCENTIVE CONTRIBUTIONS

                Date                                Percentage
                ----                                ----------
                December 31, 2000                       20%
                December 31, 2001                       40%
                December 31, 2002                       60%
                December 31, 2003                       80%
                December 31, 2004                      100%

(6)    ACCOUNTS

       The Trustee can invest each Participant's Account Balance as a separate account, in which case the Trustee can, but is not required to, take into consideration the investment preferences of the Participants.

(7)    ADMINISTRATION

       Plan Administrator

       The Plan Administrator is legally responsible for the operation of the Plan, including:

       A. Keeping track of which employees are eligible to participate in the Plan and the date each employee becomes eligible to participate.

       B. Maintaining Participants' Accounts, including all sub-accounts required for
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              different contribution types and payment elections, and keeping track of all elections made by Participants under the Plan and any other relevant information

       C. Transmitting important communications to the Participants, and obtaining relevant information from Participants such as changes in investment selections

       D. Filing important reports required to be submitted to governmental agencies

The Plan Administrator will be the person or persons identified below:




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Name              Thomas Fornale


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Title             Secretary


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Name


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Title


BRUNSWICK BANK AND TRUST COMPANY


By:
   -------------------------------


Name and Title   Frederick H. Perrine, Director

Witness:
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